FORWARD FUNDS

Forward Small to Mid Cap Fund

Supplement dated June 14, 2010

to the

Forward Funds Class A Shares, Class B Shares, Class C Shares and Class M Shares Prospectus;

Forward Funds Investor Class and Institutional Class Shares Prospectus;

Forward Funds Class Z Shares Prospectus; and

Summary Prospectuses for Class C Shares and Investor Class and Institutional Class Shares of the Forward Small to Mid Cap Fund

each dated May 1, 2010

IMPORTANT NOTICE REGARDING CHANGE IN FUND NAME

AND INVESTMENT POLICY

The following information applies to the Forward Small to Mid Cap Fund (the “Fund”) only:

At a meeting of the Board of Trustees of Forward Funds (the “Trust”) held on June 10-11, 2010, the Trustees, including all of the Trustees who are not “interested persons” of the Trust (as that term is defined in the Investment Company Act of 1940, as amended), approved, on behalf of the Fund: (i) a change of name of the Fund; (ii) the termination of the Investment Sub-Advisory Agreement among Forward Management, LLC, the investment advisor (“Forward Management”), the Trust and Los Angeles Capital Management Equity and Research, Inc. (“LA Capital”); (iii) changes to the principal investment strategies and principal risks of the Fund; and (iv) the addition of a new primary index for the Fund.

Change of Name

Effective on or about September 20, 2010, the name of the Fund will be changed to the “Forward SMIDPlus Fund.”

Termination of LA Capital as Sub-Advisor / Reduction in Advisory Fee Rate

Effective on or about September 20, 2010, LA Capital will cease serving as the Fund’s sub-advisor and Forward Management will assume direct management responsibility with respect to the Fund. The termination of LA Capital as Sub-Advisor to the Fund, when effective, will result in a reduction in the total annual advisory fee rate paid by the Fund from 1.00% to 0.60% of the average daily net assets of the Fund.

Changes to Principal Investment Strategies and Principal Risks

Effective on or about September 20, 2010, the Fund’s principal investment strategies and corresponding principal risks will be changed in order to: (i) remove the Fund’s policy of investing at least 80% of its assets in common stocks of small and medium capitalization issuers; and (ii) incorporate a “portable alpha” investment strategy for the Fund in an effort towards enhancing the Fund’s total return. “Portable alpha” is an investment approach that combines derivatives which track a broad-based market index (referred to as “beta”) with an unrelated investment strategy – or set of strategies – with the intent of generating attractive risk-adjusted return (referred to as “alpha”).

Under the Fund’s new “portable alpha” investment strategy, Forward Management will invest the Fund’s assets in synthetics or other instruments (i.e., swaps, structured notes, futures and options) that have similar economic characteristics to common stocks of small and medium capitalization issuers. However, Forward Management will be able to purchase such synthetics or other instruments with only a fraction of the Fund’s assets that would be necessary to purchase small and mid cap stocks directly, meaning that Forward Management will be able to invest the remainder of the Fund’s assets in fixed income instruments (e.g., U.S. corporate bonds, U.S. Government or agency securities, municipal debt and mortgage backed securities) that are of investment grade quality. Forward Management will actively manage the fixed income instruments held by the Fund with a view towards enhancing the Fund’s total return.

Addition of New Primary Index

Effective on or about September 20, 2010, in connection with the aforementioned changes to the Fund’s principal investment strategies, the Russell 2500 Index will be added as the new primary index for the Fund. Forward Management recommended the addition to the Board of Trustees because the new index more closely aligns to the Fund’s new principal investment strategies.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE

SUPP SMID 06142010